Exhibit 10.8
(English Translation)

Contract Index:

Technology Transfer (Technology Secret) Agreement

Name :	A Type of Lead-free Soft Solder Mixed with Rare Earth and its Preparation Method

Transferee (Party A)	Liaoning Creative Bellows Co., Ltd.

Transferor (Party B)	Shenyang Industry University Xingke Middle and Small Business Service Center

Date of Signature	August 15, 2008.

Place of Signature	Shenyang.

Valid Period	Till December 31, 2013.

Printed by the Science and Technology Department of P.R.China

Filling Instruction

One
This is a model agreement printed by the Science and Technology Department of the P.R.China for technology (technology secret) transfer. Any technology agreement registry can recommend the party to a technology agreement to use it as a reference.

Two	This model agreement can be used to create an agreement for licensor to transfer his technology secret to a licensee, define each party’s right to use and transfer, as well as the payment for royalty.

Three
If multiple parties exist on either side, they shall be listed under the respective subject “transferor,” “transferee” (additional page) as a joint licensor or licensee in accordance with their role in the contract.

Four	Any item that is not exhausted by this model contract shall be agreed upon between parties on additional page and consisting part of this contract.

Five	Any unfilled clause as agreed by parties when using this model contract shall be indicated as “None”.

Technology Transfer (Technology Secret) Agreement

Transferee (Party A)	Liaoning Creative Bellows Co., Ltd.

Place of Business	Maoshan Industrial Garden C Qu, Tieling City Economy Developing Zone, Liaoning Province

Representative	Lu, Bei

Contact Person:	Lu, Dianfu

Tel:	13804906792 0410-6129601

Address	Economy Developing Zone Committee, Room 904
Tieling City, Liaoning Province

Tel:	0410 -6129601	Facsimile:	0410-6129933

Transferor (Party B)	Shenyang Industry University Xingke Middle and Small Business Service Center

Place of Business	111 Shenliaoxi Road, Shenyang Economy and Technology Developing Zone

Corporate Representative	Sun, Guanggui

Contact Person:	Wang, Zongjie

Contact:	______________________________________________________________

Address:	111 Shenliaoxi Road, Shenyang Economy and Technology Developing Zone

Tel:	024-25499991	Facsimile:	024-25496768

Party B shall transfer right to use (right to use, right to transfer) of its technology secret of A Type of Lead-free Soft Solder Mixed with Rare Earth and its Preparation Method to Party A, and Party A shall pay for the right to use accordingly. Upon negotiation and based on true and adequate freedom of will, in accordance with Contract Law of the People’s Republic of China, both parties enter this agreement and shall hereby comply.

Clause One

The transferring technology secret by Party B contains:

1.	The content: A Type of Lead-free Soft Solder Mixed with Rare Earth and its preparation method.

2.	Technical indicators and parameters: tensile strength of solder no less than 70Mpa; wetting area no less than 80 mm² (approx 0.3g).

3.	Degree of industrialization and development for this technology secret: considerable patent promising, substantial economic benefit.

Clause Two

In order to assure Party A make a best appropriation of this technology secret, Party B shall deliver the following technical materials:

1.	entire patent documents;

2.	.

Clause Three

Time, Place and Manner of Delivery

1.	Time of Delivery	Within 10 days subsequent to the effectiveness of contract.

2.	Place of Delivery	Shenyang.

3.	Manner of Delivery	In person.

Clause Four

Developing and Transferring Status of Party B’s technology secret prior to this agreement are as below :

1.	Developing Status of Party B’s technology secret (time, place, form and scale):
Technology matured.

2.	Transferring Status of Party B’s technology secret (time, place form and scale):
Never transferred.

Clause Five

Party A shall make use of this technology secret pursuant to the following scope, form and term:

1.	Scope of Use	Global Manufacture and Sale.

2.	Form of Use	Manufacture, Sale.

3.	Term of Use	till December 31, 2013.

Clause Six

Party B shall guarantee the practicability and reliability of this technology secret, and shall prevent it away from infringing any third party’s legal right. In any event that Party A’s use of said technology secret is alleged to have infringed a third party’s rights, Party B shall explain.

Clause Seven

During the contract performance, any disclosure of said technology secret (except for the Patent Publication) by a third party shall prompt either party to notify the other within 7 days of such event to release the contract. Any delayed notification which also results in the damage to the other party shall entitle the other party to claim for such damage.  The specific damage shall be negotiated.

Clause Eight

The confidentiality duty to each party is defined as below :

Party A:

1.
Duty of Confidentiality (including technology information and business information): at any time within or beyond the term of contract none of the technology secret shall be disclosed to any third party other than the parties to this agreement.

2.	Classified Staff: any employee of Party A who is in close contact with said technology secret shall sign and comply with a non-disclosure agreement.

3.	Confidentiality Period: The term of Patent.

4.	Disclosure Liability: ¥30,000 liquidated damage.

Party B:

1.	Duty of Confidentiality (including technology information and business information) : at any time within the Term of Patent none of technology shall be transferred to any third party.

2.	Classified Staff: Inventor.

3.	Confidentiality Period: till December 31, 2013.

4.	Disclosure Liability: ¥20,000 liquidated damage.

Clause Nine

Both parties hereby agree that any other form of publication of said technology secret shall be approved by Party A.

Clause Ten

In order to effective implement said technology secret, Party B shall provide Party A with the following technical service and guidance:

1.	Content of Technical Service and Guidance: Implementation of Patented Technology.

2.	Form of Technical Service and Guidance: Training.

Clause Eleven

Party A shall pay for the transfer of said technology secret to Party B. The form of payment is as below:

1.	Total Amount of Use of Technology Secret CNY 100,000 including: Technical Service and Guidance Fee.

2.	The Payment for Use of Technology Secret shall be made by Party A by Installment (lump sum, installment or commission)

The form and time of payment are specified as below:

(1) 15 days after each party signs this licensing contract, Party A shall make a payment for ¥60,000 (Sixty Thousand Yuan Even)

(2) The sales commission which rate is to be determined by the implementation of patent, starting from January of 2013, shall become due every three month, but in no event shall be later than the end of each year and is up to ¥100,000.

(3) ¥60,000 is payable in a lump sum and the rest shall be sales commission payable by installment

The name, address and account number of Party B’s account opening bank are :

Bank

Address

Account No.

3.	Both party hereby affirms that Party B shall have right to review bills of account in respect of any sales commission from the Party A’s profit of technology secret implementation.

Clause Twelve

Both parties hereby affirms that Party B’s transferring technology secret, as well as providing technical service and guidance to Party A shall be inspected in terms of following form and standard :

1.	indicators and parameters

2.	_____________________

3.	_____________________

Clause Thirteen

Party A shall start implementing said technology secret within 30 days subsequent to the effectiveness of contract, if any delay, shall notify Party B promptly with a reasonable explanation subject to Party B’s acceptance. Any delay exceeding 365 without an explanation, which is to affect Party B’s interest in the sales commission, shall entitle Party B for liquidated damage or other damage.

Clause Fourteen

Both parties hereby affirm, during the performance of contract, either party shall not place a restrain on the other’s technology competition and development except for:

1.   Patent Licensing Agreement so provided.

2.   _________________________________________.

3.   _________________________________________.

Clause Fifteen

Both parties agree:

1.      Party A shall have right to any subsequent adjustment based on the technology secret transferred from Party B. Any resulting substantial or creative derivative work shall be jointly owned by both parties. (Party A, both parties) The distribution of any interest generated therefrom is to be determined by the following: negotiation by both parties.

2.      Party B shall have right to any subsequent adjustment based on the technology secret transferred to Party A. Any resulting substantial or creative derivative work shall be jointly owned by both parties. (Party A, both parties) The distribution of any interest generated therefrom is to be determined by the following: negotiation by both parties.

Clause Sixteen

Any modification to this agreement shall be in written and subject to both parties’ mutual agreement, unless in the following event, either party shall be able to request a modification to the agreement, which will be deem accepted by the other if its response is not given within 10 days of such request :

1.	None

2.	None

3.	None

4.	None

5.	None

Clause Seventeen

Both parties agree to the following liability occurred from  respective breach of contract:

1.	If Party A breaches Clause Eleven of this agreement, it shall be liable for liquidated damage for ¥30,000 (computation of liquidated damage).

2.	If Party B breaches Clause Two of this agreement, it shall be liable for liquidated damage for ¥20,000 (computation of liquidated damage).

Clause Eighteen

Both parties agree, during the term of contract, Lu, Dianfu is the project contact person for Party A and Wang, Zongjie is the appointed project contact person for Party B. Project contact person shall assume the following responsibility:

1.	Communicate and contact regarding patent implementation.

Either party shall promptly notify the other in writing any change to its project contact person. Otherwise, any party’s failure to do so which effects the performance or result in any damage shall be held liable for such consequence.

Clause Nineteen

Both parties agree that any event in the following, which results in impossibility or impracticability of performance, shall release both parties from this contract:

(1) Force majeure;

(2) _________________________________________________________

Clause Twenty

Any dispute arising out of the performance to this contract shall be resolved through negotiation and mediation, if fails, shall resolved through Approach 2:

1.	Submit to ______________________ Arbitration Commission for arbitration.

2.	Resort to the People’s Court .

Clause Twenty-One

Both parties hereby agree that any words and technical terms in this agreement and its appendix shall be defined and explained by the following:

1.	None.

Clause Twenty-Two

Any document listed as below, upon both parties’ affirmation, None of them shall consist part of this agreement:

1.	Technical background information: ____________________________________________;

2.	Feasibility report: __________________________________________________________;

3.	Technical evaluation report: __________________________________________________;

4.	Technical standard and specification: ___________________________________________;

5.	Original design and engineering documents: ______________________________________;

6.	Other: ____________________________________________________________________;

Clause Twenty-Three:

Any other issue pertaining to this contract agreed by both parties is this contract and the patent licensing agreement have identical legal effect.

Clause Twenty-Four

This agreement has 8 identical original copies, each of them having identical legal effect.

Clause Twenty-Five

This agreement takes effect after it is signed and stamped by both parties.

Party A:        Liaoning Creative Bellows Co., Ltd. (Stamp)

Corporate Representative/Authorized Agent:	/s/ Dianfu Lu (Signature)
August 15, 2008

Stamp in Circle

Party B:         Shenyang Industrial University Xingke Middle and Small Business Services Center (Stamp)

Corporate Representative/Authorized Agent:	/s/ Guanggui Sun (Signature)
2008.8.15

Stamp in Circle	Shenyang Industry University Xingke Middle and Small Business Service Center Stamp For Technology Agreement Only